Intangible Assets	12 Months Ended
Mar. 31, 2016
Notes to Financial Statements
Intangible Assets

7 – INTANGIBLE ASSETS

On October 27th, 2010, ZIM purchased all of the technology assets of Torch Technologies for the sum of $50,000 Canadian dollars ($51,451 United States dollars). The assets include database migration methodologies and software assets.

The Company recorded the acquired technology assets as intangible assets on the consolidated balance sheet. This asset was being amortized over 60 months on a straight line basis. Amortization expense for fiscal 2016 was $3,943 and the net book value as at March 31, 2016 was $NIL. Amortization expense for fiscal 2015 was $8,804 and the net book value as at March 31, 2015, was $4,358. Amortization expense for fiscal 2014 was $9,497 and net book value as at March 31, 2014, was $13,814.